COMCAST CORPORATION

                              1996 CASH BONUS PLAN

               (Amended and Restated, Effective December 10, 1996)

          1. PURPOSE

          The purpose of the Plan is to promote the ability of Comcast Corporation (the "Company") and its Subsidiaries (as defined below) to retain and recruit employees and enhance the growth and profitability of the Company by providing the incentive of short-term and long-term cash bonus awards for continued employment and the attainment of performance objectives.

          2. DEFINITIONS

          (a) "Affiliate" means, with respect to any Person, any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, the term "control," including its correlative terms "controlled by" and "under common control with," mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          (b) "Award" means a cash bonus award granted under the Plan.

          (c) "Board" means the Board of Directors of the Company.

          (d) "C" means the Consolidated Operating Cash Flow of the Company, the Cable Division or the Cellular Division, as applicable, for 1995.

          (e) "Cable Division" means the Company's cable television business, as determined by the Committee in its sole discretion.

          (f) "Cellular Division" means the Company's cellular telephone business, as determined by the Committee in its sole discretion.

          (g) "Change of Control" means any transaction or series of transactions as a result of which any Person who was a Third Party immediately before such transaction or series of transactions directly or indirectly owns then-outstanding securities of the Company having more than 50 percent of the voting power for the election of directors of the Company.

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          (h) "Committee" means the Subcommittee on Performance Based
Compensation of the Compensation Committee of the Board.

          (i) "Company."

               (i) Except as otherwise provided in Paragraph 2(i)(ii), "Company" means Comcast Corporation, a Pennsylvania corporation, including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

               (ii) For purposes of determining an Eligible Employee's employer, "Company" means Comcast Corporation, a Pennsylvania corporation.

          (j) "Compounded Annual Growth Rate" means the value determined under the following mathematical formula:

                                           n
                                    C[(1+r) ]

where C, r and n have the definitions provided in this Paragraph 2 of the Plan.

          (k) "Consolidated Operating Cash Flow" means the consolidated operating income plus depreciation and amortization, of the Company, the Cable Division or the Cellular Division, as applicable, for a Plan Year, as determined by the Committee in accordance with generally accepted accounting principles. If the results of operations of a business acquired or disposed of after December 31, 1995 would, under generally accepted accounting principles, be included (in the case of an acquisition) or excluded (in the case of a disposition) from the consolidated financial statements of the Company, the Cable Division or the Cellular Division, as applicable, from the date of acquisition or disposition, and, in such event, the Committee decides in its sole discretion that such inclusion or exclusion will materially affect the comparability of such amount for the Plan Year in which the acquisition or disposition occurs and each Plan Year thereafter to that for 1995, then for the purpose of determining whether the Target has been met for the Plan Year in which the acquisition or disposition occurs and each Plan Year thereafter only, the Consolidated Operating Cash Flow for 1995 shall be restated to account for such acquisition or disposition as if it had occurred on January 1, 1995, using actual historical financial information for the acquired or disposed of business. The Committee may also decide in its sole discretion that an event (such as a non-recurring item or the results of a start-up or development stage business) in a Plan Year will materially affect the comparability of the results of operations for such Plan Year to that for 1995, in which case the Committee may restate the results of operations for such Plan Year to make an equitable adjustment thereto.

          (l) "Date of Grant" means the date on which an Award is granted.


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          (m) "Eligible Employee" means an employee of the Company or a
Subsidiary, as determined by the Committee.

          (n) "Grantee" means an Eligible Employee who is granted an Award.

          (o) "n" means a value applied for purposes of determining the Compounded Annual Growth Rate for the Company, the Cable Division or the Cellular Division, as applicable, as follows:

                    (i) for purposes of determining Compounded Annual Growth Rate for 1996, n = 1.

                    (ii) for purposes of determining Compounded Annual Growth Rate for 1997, n = 2.

                    (iii) for purposes of determining Compounded Annual Growth Rate for 1998, n = 3.

                    (iv) for purposes of determining Compounded Annual Growth Rate for 1999, n = 4.

                    (v) for purposes of determining Compounded Annual Growth Rate for 2000, n = 5.

          (p) "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization.

          (q) "Plan" means the Comcast Corporation 1996 Cash Bonus Plan, as set forth herein, and as amended from time to time.

          (r) "Plan Year" means the calendar year.

          (s) "r" means the interest rate established by the Committee for purposes of determining the Compounded Annual Growth Rate for the Company, the Cable Division or the Cellular Division, as applicable.

          (t) "Roberts Family." Each of the following is a member of the Roberts
Family:

                    (i)       Ralph J. Roberts;

                    (ii)      a lineal descendant of Ralph J. Roberts; or


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                    (iii)     a trust established for the benefit of any of
                              Ralph J. Roberts and/or a lineal descendant or descendants of Ralph J. Roberts.

          (u) "Subsidiary" means a corporation that, at the time in question, is a subsidiary corporation of the Company, within the meaning of section 424(f) of the Code.

          (v) "Target" means, for any Plan Year beginning after 1995, Consolidated Operating Cash Flow for the Company, the Cable Division or the Cellular Division, as applicable, which equals or exceeds the Compounded Annual Growth Rate for such Plan Year, based on the annualized interest rate, "r," established by the Committee for the Company, the Cable Division or the Cellular Division, as applicable.

          (w) "Terminating Event" means any of the following events:

                    (i)       the liquidation of the Sponsor; or

                    (ii)      a Change of Control.

          (x) "Third Party" means any Person, together with such Person's Affiliates, provided that the term "Third Party" shall not include the Company, an Affiliate of the Company or any member or members of the Roberts Family.

          3. RIGHTS TO BE GRANTED

          Rights that may be granted under the Plan are rights to cash payments, payable in accordance with the terms of the Plan and the Award document.

          4. ADMINISTRATION OF THE PLAN

          (a) Administration. The Plan shall be administered by the Committee.

          (b) Grants. Subject to the express terms and conditions set forth in the Plan, the Committee shall have the power, from time to time, to:

                    (i) select those Eligible Employees to whom Awards shall be granted under the Plan, to determine the amount of cash to be paid pursuant to each Award, and, pursuant to the provisions of the Plan, to determine the terms and conditions of each Award; and


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                    (ii)      interpret the Plan's provisions, prescribe, amend
                              and rescind rules and regulations for the Plan, and make all other determinations necessary or advisable for the administration of the Plan.

The determination of the Committee in all matters as stated above shall be conclusive.

          (c) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

          (d) Exculpation. No member of the Committee shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Awards thereunder unless (i) the member of the Committee has breached or failed to perform the duties of his office, and (ii) the breach or failure to perform constitutes self-dealing, wilful misconduct or recklessness; provided, however, that the provisions of this Paragraph 5(d) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute.

          (e) Indemnification. Service on the Committee shall constitute service as a member of the Board. Each member of the Committee shall be entitled without further act on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Articles of Incorporation and By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Awards thereunder in which he may be involved by reason of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of the action, suit or proceeding.

          5. ELIGIBILITY

          Awards may be granted only to Eligible Employees of the Company and its Subsidiaries, as determined by the Committee. No Awards shall be granted to an individual who is not an Eligible Employee of the Company or a Subsidiary.

          6. CASH BONUS AWARDS

          The Committee may grant Awards in accordance with the Plan. The terms and conditions of Awards shall be set forth in writing as determined from time to time by the Committee, consistent, however, with the following:

          (a) Time of Grant. All Awards shall be granted within five years from the date of adoption of the Plan by the Board.

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          (b) Non-uniformity of Awards. The provisions of Awards need not be the same with respect to each Grantee.

          (c) Awards and Agreements. The terms of each Award shall be reflected in an Award document in form and substance satisfactory to the Committee.

          (d) Conditions to Payment of Awards. The Committee shall establish such conditions on the payment of a bonus pursuant to an Award as it may, in its sole discretion, deem appropriate. The conditions shall be set forth in the Award document. The Award may provide for the payment of Awards in installments, or upon the satisfaction of divisional or Company-wide performance targets, as determined by the Committee. The Committee may, in its sole discretion, waive, in whole or in part, any remaining conditions to payment of a Grantee's Award. The Grantee shall not be permitted to sell, transfer, pledge or assign any amount payable pursuant to the Plan or an Award (provided that the right to payment under an Award may pass by will or the laws of descent and distribution).

          (e) Termination of Grantee's Employment. A transfer of an Eligible Employee between two employers, each of which is the Company or a Subsidiary, shall not be deemed a termination of employment. The Committee may grant Awards pursuant to which the calculation of an Award is modified in connection with a transfer of a Grantee between two employers, each of which is the Company or a Subsidiary. In the event that a Grantee terminates employment with the Company and its Subsidiaries, all Awards remaining subject to conditions to payment shall be forfeited by the Grantee and deemed canceled by the Company.

          (f) Payment of Cash. Subject to Paragraph 11, and as further provided in Paragraphs 7, 8, 9 and 10, following the satisfaction of the conditions to payment of an Award, the Company shall pay the Grantee (or the person to whom the right to payment may have passed by will or the laws of descent and distribution) the amount payable in connection with the lapse of such restrictions.

          7. CONDITIONS TO PAYMENT OF CASH BONUS AWARDS

          (a) In General. Except as provided in Paragraph 7(b), or as otherwise determined by the Committee and provided in the terms of an Award:

                    (i) The restrictions on the payment of Awards of Grantees employed by the Company shall be determined pursuant to Paragraph 8.

                    (ii) The conditions to the payment of Awards of Grantees employed by the Cable Division shall be determined pursuant to Paragraph 9.


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                    (iii)     The conditions to the payment of Awards of
                              Grantees employed by the Cellular Division shall be determined pursuant to Paragraph 10.

          (b) Certain Grantees Subject to Transition Rules. The Target for a Grantee who has received an award of restricted stock pursuant to the Comcast Corporation 1990 Restricted Stock Plan which provides for the lapse of restrictions for any such restricted stock after January 2, 1996 shall be determined by the Committee and provided in the terms of the Award for such Grantee.

          8. CORPORATE TARGET AND CASH BONUS

          (a) Amount of Cash Bonus Award. The amount of an Award to Eligible Employees of the Company shall be determined by the Committee.

          (b) Target. The Target for Eligible Employees of the Company shall be met for each Plan Year beginning after 1995 if Consolidated Operating Cash Flow for the Company equals orexceeds the Compounded Annual Growth Rate for such Plan Year, where "r" equals 12 percent (0.12).

          (c) Payment of Cash Bonus Award. The Cash Bonus Award shall be paid to a Grantee at the following times if the following conditions are satisfied:

                    (i) 15 percent of the Award shall be paid on or before March 15, 1997 if the Target is met for the 1996 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1996.

                    (ii) 30 percent of the Award (less any portion of the Award previously paid to Grantee) shall be paid on or before March 15, 1998 if the Target is met for the 1997 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1997.

                    (iii) 45 percent of the Award (less any portion of the Award previously paid to Grantee) shall be paid on or before March 15, 1999 if the Target is met for the 1998 Plan Year and the Grantee is an active

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                              employee of the Company or a Subsidiary
                              continuously from the Date of Grant to December 31, 1998.

                    (iv) 60 percent of the Award (less any portion of the Award previously paid to Grantee) shall be paid on or before March 15, 2000 if the Target is met for the 1999 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1999.

                    (v) 75 percent of the Award (less any portion of the Award previously paid to Grantee) shall be paid on or before March 15, 2001 if the Target is met for the 2000 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 2000.

          (d) Payment of Supplemental Cash Bonus Award. If the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 2000, the Grantee shall be paid an additional portion of the Cash Bonus Award on or before March 15, 2001, as follows:

                    (i) 5 percent of the Award if the Target was satisfied for the 1996 Plan Year, provided that the Target was not satisfied for any subsequent Plan Year.

                    (ii) 10 percent of the Award if the Target was satisfied for the 1997 Plan Year, provided that the Target was not satisfied for any subsequent Plan Year.

                    (iii) 15 percent of the Award if the Target was satisfied for the 1998 Plan Year, provided that the Target was not satisfied for any subsequent Plan Year.

                    (iv) 20 percent of the Award if the Target was satisfied for the 1999 Plan Year, provided that the Target was not satisfied for any subsequent Plan Year.

                    (v) 25 percent of the Award if the Target was satisfied for the 2000 Plan Year.

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          9. CABLE DIVISION TARGET AND CASH BONUS

          (a) Amount of Cash Bonus Award. The amount of an Award to Eligible Employees of the Cable Division shall be determined by the Committee.

          (b) Target. The Target for Eligible Employees of the Cable Division shall be met for each Plan Year beginning after 1995 if Consolidated Operating Cash Flow for the Cable Division equals or exceeds the Compounded Annual Growth Rate for such Plan Year, where "r" equals 10 percent (0.10).

          (c) Payment of Cash Bonus Award. The Cash Bonus Award shall be paid to a Grantee at the following times if the following conditions are satisfied:

                    (i) 15 percent of the Award shall be paid on or before March 15, 1997 if the Target is met for the 1996 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1996.

                    (ii) 30 percent of the Award (less any portion of the Award previously paid to Grantee) shall be paid on or before March 15, 1998 if the Target is met for the 1997 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1997.

                    (iii) 45 percent of the Award (less any portion of the Award previously paid to Grantee) shall be paid on or before March 15, 1999 if the Target is met for the 1998 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1998.

                    (iv) 60 percent of the Award (less any portion of the Award previously paid to Grantee) shall be paid on or before March 15, 2000 if the Target is met for the 1999 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1999.


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                    (v)       75 percent of the Award (less any portion of the
                              Award previously paid to Grantee) shall be paid on or before March 15, 2001 if the Target is met for the 2000 Plan Year and the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 2000.

          (d) Payment of Supplemental Cash Bonus Award. If the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 2000, the Grantee shall be paid an additional portion of the Cash Bonus Award on or before March 15, 2001, as follows:

                    (i) 5 percent of the Award if the Target was satisfied for the 1996 Plan Year, provided that the Target was not satisfied for any subsequent Plan Year.

                    (ii) 10 percent of the Award if the Target was satisfied for the 1997 Plan Year, provided that the Target was not satisfied for any subsequent Plan Year.

                    (iii) 15 percent of the Award if the Target was satisfied for the 1998 Plan Year, provided that the Target was not satisfied for any subsequent Plan Year.

                    (iv) 20 percent of the Award if the Target was satisfied for the 1999 Plan Year, provided that the Target was not satisfied for any subsequent Plan Year.

                    (v) 25 percent of the Award if the Target was satisfied for the 2000 Plan Year.

          10. CELLULAR DIVISION TARGET AND CASH BONUS

          (a) Amount of Cash Bonus Award. The amount of an Award to Eligible Employees of the Cellular Division shall be determined by the Committee.

          (b) Target. The Target for Eligible Employees of the Cellular Division shall be met for each Plan Year beginning after 1995 if Consolidated Operating Cash Flow for the Cellular Division equals or exceeds the Compounded Annual Growth Rate for such Plan Year, where "r" equals 15 percent (0.15).


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          (c) Payment of Cash Bonus Award - Performance Target Condition. Half
of the Cash Bonus Award (hereinafter, the "Cellular Performance Award") shall be subject to service and performance conditions. If the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 2000, the Grantee shall be paid all or part of the Cellular Performance Award on or before March 15, 2001, as follows:

                    (i) 20 percent of the Cellular Performance Award if the Target was satisfied for the 1996 Plan Year, provided that the Target was not satisfied for any subsequent Plan Year.

                    (ii) 40 percent of the Cellular Performance Award if the Target was satisfied for the 1997 Plan Year, provided that the Target was not satisfied for any subsequent Plan Year.

                    (iii) 60 percent of the Cellular Performance Award if the Target was satisfied for the 1998 Plan Year, provided that the Target was not satisfied for any subsequent Plan Year.

                    (iv) 80 percent of the Cellular Performance Award if the Target was satisfied for the 1999 Plan Year, provided that the Target was not satisfied for any subsequent Plan Year.

                    (v) 100 percent of the Cellular Performance Award if the Target was satisfied for the 2000 Plan Year.

          (d) Payment of Cash Bonus Award - Service Condition. Half of the Cash Bonus Award (hereinafter, the "Cellular Service Award") shall be subject to service conditions, and shall paid to a Grantee at the following times if the following conditions are satisfied:

                    (i) 20 percent of the Cellular Service Award shall be paid on or before February 29, 1996.

                    (ii) 20 percent of the Cellular Service Award shall be paid on or before February 28, 1998 if the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1997.


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                    (iii)     20 percent of the Cellular Service Award shall be
                              paid on or before February 28, 1999 if the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1998.

                    (iv) 20 percent of the Cellular Service Award shall be paid on or before February 29, 2000 if the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 1999.

                    (v) 20 percent of the Cellular Service Award shall be paid on or before February 28, 2001 if the Grantee is an active employee of the Company or a Subsidiary continuously from the Date of Grant to December 31, 2000.

          11. TAXES

          The Company shall withhold the amount of any federal, state, local or other tax, charge or assessment attributable to the grant of any Award or lapse of restrictions under any Award as it may deem necessary or appropriate, in its sole discretion.

          12. TERMINATING EVENTS

          The Committee shall give Grantees at least thirty (30) days' notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of the consummation of a Terminating Event. The Committee may, in its discretion, provide in such notice that upon the consummation of such Terminating Event, any remaining conditions to payment of a Grantee's Award shall be waived, in whole or in part.

          13. AMENDMENT AND TERMINATION

          The Plan may be terminated by the Board or the Committee at any time. The Plan may be amended by the Board or the Committee at any time. No Award shall be affected by any such termination or amendment without the written consent of the Grantee.

          14. EFFECTIVE DATE

          The effective date of this amendment and restatement of the Plan is December 10, 1996, the date on which it was adopted by the Committee.

          15. GOVERNING LAW


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          The Plan and all determinations made and actions taken pursuant to the
Plan shall be governed in accordance with Pennsylvania law.

         Executed this 10th day of December, 1996


[CORPORATE SEAL]                         COMCAST CORPORATION



ATTEST: /s/ Arthur R. Block              BY: /s/ Stanley Wang



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